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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM  8 - K


                                CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  February 10, 1998



                          NATIONAL STEEL CORPORATION

            (Exact name of registrant as specified in its charter)



                                   Delaware
                  (State or other jurisdiction incorporation)



         1-983                                           25-0687210
(Commission File Number)                     (IRS Employer Identification No.)



4100 Edison Lakes Parkway, Mishawaka, IN                 46545-3440
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:        219-273-7000
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ITEM 5.  OTHER EVENTS


National Steel Corporation issued a press release on February 10, 1998 announcing that its Board of Directors has authorized a quarterly dividend payment of seven cents per common share, payable March 11, 1998 to shareholders of record on February 25, 1998. A copy of this press release is attached hereto as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



Exhibit 99.1   Press release dated February 10, 1998.



                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 NATIONAL STEEL CORPORATION

Date:  February 18, 1998         By: /s/ John A. Maczuzak
                                     -------------------------------------
                                     John A. Maczuzak
                                     President and Chief Operating Officer